EXHIBIT 21

SUBSIDIARIES OF MONMOUTH REAL ESTATE INVESTMENT CORPORATION

Monmouth Capital Corporation, a New Jersey corporation

MRC I LLC, a Wisconsin limited liability company

MREIC Financial, Inc., a Maryland corporation

Palmer Terrace Realty Associates, LLC, a New Jersey limited liability company

Wheeling Partners, LLC, an Illinois limited liability company

MREIC South Carolina, LLC, a South Carolina limited liability company

MREIC Illinois, LLC, an Illinois limited liability company

MREIC Lebanon, Tennessee, LLC, a Tennessee limited liability company

MREIC Edinburg TX, LLC, a Texas limited liability company

MREIC El Paso, LLC, a Texas limited liability company

MREIC Corpus Christi TX, LLC, a Texas limited liability company

BB Streetsboro, LLC, an Ohio limited liability company

MREIC Lebanon OH, LLC, an Ohio limited liability company

Hemingway at Halfmoon, LLC, an Ohio limited liability company

MREIC Olive Branch MS, LLC, a Mississippi limited liability company

MREIC Oklahoma City OK, LLC, an Oklahoma limited liability company

MREIC Waco TX, LLC, a Texas limited liability company

MREIC Livonia MI, LLC, a Michigan limited liability company

MREIC Olive Branch MS II, LLC, a Mississippi limited liability company

MREIC Buckner KY, LLC, a Kentucky limited liability company

MREIC Rochester MN, LLC, a Delaware limited liability company

MREIC Green Bay WI, LLC, a Delaware limited liability company

MREIC Spring TX, LLC, a Texas limited liability company

MREIC Edwardsville KS, LLC, a Kansas limited liability company

MREIC O’Fallon MO, LLC, a Missouri limited liability company

MREIC Richland MS, LLC, a Mississippi limited liability company

MREIC Ridgeland MS, LLC, a Mississippi limited liability company

MREIC Urbandale IA, LLC, an Iowa limited liability company

MREIC Winston Salem NC, LLC, a North Carolina limited liability company

MREIC PA Altoona, LLC, a Delaware limited liability company

MREIC Richfield OH, LLC, an Ohio limited liability company

MREIC Tulsa OK, LLC, a Delaware limited liability company

MREIC Roanoke VA, LLC, a Virginia limited liability company

MREIC PA Monaca, LLC, a Pennsylvania limited liability company

MREIC Indianapolis IN, LLC, a Delaware limited liability company

MREIC Sauget IL, LLC, a Delaware limited liability company

MREIC Tyler TX, LLC, a Delaware limited liability company

MREIC Jacksonville FLA, LLC, a Florida limited liability company

MREIC Kansas City MO, LLC, a Missouri limited liability company

MREIC Frankfort KY, LLC a Kentucky limited liability company

MREIC Rockford IL, LLC an Illinois limited liability company

MREIC Indianapolis IN II, LLC, an Illinois limited liability company

MREIC Monroe OH, LLC, an Ohio limited liability company

MREIC Fort Worth TX, LLC, a Delaware limited liability company

MREIC Cincinnati OH LLC, an Ohio limited liability company

MREIC Concord NC, LLC, a North Carolina limited liability company

MREIC Covington LA, LLC, a Delaware limited liability company

MREIC PA Pittsburgh, LLC, a Pennsylvania limited liability company

MREIC Everett WA, LLC, a Delaware limited liability company

MREIC Colorado Springs CO, LLC, a Colorado limited liability company

MREIC Louisville KY, LLC, a Kentucky limited liability company

MREIC Orlando FL, LLC, a Delaware limited liability company

MREIC Olathe KS, LLC, a Delaware limited liability company

MREIC Buffalo NY, LLC, a Delaware limited liability company

MREIC Fort Myers FL, LLC, a Delaware limited liability company

MREIC Grand Rapids MI, LLC, a Delaware limited liability company

MREIC Concord NC II, LLC, a North Carolina limited liability company

MREIC Miami FL, LLC, a Florida limited liability company

MREIC Aiken SC, LLC, a Delaware limited liability company

MREIC Kenton OH, LLC, an Ohio limited liability company

MREIC Oklahoma City OK II, LLC, an Oklahoma limited liability company

MREIC Mesquite TX, LLC, a Delaware limited liability company

MREIC Charleston SC, LLC, a South Carolina limited liability company

MREIC Chattanooga TN, LLC, a Tennessee limited liability company

MREIC OKC 3 LLC, an Oklahoma limited liability company

Stow Prosper MT, LLC, an Ohio limited liability company

MREIC Daytona FL, LLC, a Florida limited liability company

MREIC Savannah GA, LLC, a Georgia limited liability company

MREIC Charleston SC II, LLC, a South Carolina limited liability company

MREIC Mobile AL, an Alabama limited liability company

MREIC Braselton GA, LLC, a Georgia limited liability company

MREIC Sav GA 2, LLC, a Georgia limited liability company

MREIC Trenton NJ, LLC, a New Jersey limited liability company

MREIC Greensboro NC, LLC, a North Carolina limited liability company

MREIC Lafayette IN, LLC, an Indiana limited liability company

MREIC Indy IN 3, LLC, an Indiana limited liability company

MREIC Columbus OH, LLC, an Ohio limited liability company

MREIC Columbus OH II, LLC, an Ohio limited liability company

MREIC Ogden UT, LLC, a Utah limited liability company

MREIC Locust Grove, GA, LLC, a Georgia limited liability company

MREIC OKC 4, LLC, an Oklahoma limited liability company

MREIC Burlington VT, LLC, a Vermont limited liability company

MREIC Vance AL, LLC, an Alabama limited liability company

MREIC Kodak TN, LLC, a Tennessee limited liability company

MREIC Augusta GA, LLC, a Georgia limited liability company

MREIC Birmingham AL, LLC, an Alabama limited liability company

MREIC Carlstadt, LLC, a New Jersey limited liability company